EXHIBIT NO. 10.138.01

                        CHANGE ORDER

           UPPER BHOTE KOSHI HYDROELECTRIC PROJECT

Change Order No.  001

This Change Order No. 001 is submitted by the Owner to account for and accommodate a limited Notice to Proceed (herein called "Limited Notice to Proceed" or "LNTP") prior to issuance of the Notice to Proceed described in Article 5 of the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project dated December 19, 1996 (the "Contract"). The LNTP shall allow the Contractor to proceed with certain critical portions of the Work, as detailed in the Construction Schedule, attached hereto as Exhibit A, and shall limit the Owner's payment obligations that shall be paid to the Contractor prior to full Notice to Proceed.

Contract References:     Articles 3, 5, 6, 7, 9 and others.

Change in Work:

The Contractor shall limit Work to items of a critical nature, as set forth in the attached LNTP Construction Schedule, that shall allow Contractor to maintain the Construction Schedule in Exhibit A of the Contract and the Contract Price under the Contract, within the Limited Notice to Proceed constraints set forth below.

Allowed Adjustments:

1. To Schedule: The Parties mutually agree to extend the date of full Notice to Proceed, as described in Article 5.1 of the Contract, to May 1, 1997. Guaranteed Unit Delivery Dates for the First Unit and Second Unit shall remain the same as described in the Contract. The following Critical Dates in Article 5.2.3 are amended as listed below:

    Milestone                        Critical Date

    Start Mobilization                 5/15/97

    Health, Safety and Environmental   6/01/97
      Plan Complete

    Owner's Office and Residence       60 days after
      Complete                         Notice to Proceed

    Surge Shaft Complete               6/01/98

    Headrace Tunnel Excavation 50%     7/31/98
      Complete

    Headrace Tunnel Complete           8/01/99

2.  To Costs:      None

Special Considerations:

1. Term. The Limited Notice to Proceed period shall not exceed ninety (90) Days (LNTP Term), unless extended by mutual agreement of the Parties. The Owner shall be obligated to pay for Work performed in accordance with the attached LNTP Construction Schedule and only in the amounts described herein, except as otherwise noted. Owner shall be entitled to withhold further payments for failure by the Contractor to complete the Work in the time and manner described herein. The Contractor shall not conduct Work other than that described in Exhibit A herein, nor incur any additional costs, except at its own risk.

2. LNTP Performance Guarantee. Within seven (7) Days of the effective date of this Change Order No. 001, Contractor agrees to provide Owner with a Performance Guarantee, to be issued in the form required by Owner attached as Exhibit C and from an Acceptable Performance Guarantee Issuer (as such term is defined in the Contract), in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00). The Performance Guarantee shall remain in effect throughout the LNTP Term and may be extended by mutual agreement of the Parties.

3. EPC Performance Guarantee, Acknowledgment and Consent. Contractor agrees to continue in good faith to negotiate with Owner and Financing Parties to resolve the issues relating to the form of the Performance Guarantee and issuing bank and the Acknowledgment and Consent prior to Financial Closing and full Notice to Proceed. As long as Contractor complies with its obligations under the Contract, Contractor shall not be held responsible for failure to provide a Performance Guarantee and Acknowledgment and Consent acceptable to the Lenders, in the event that, in the sole discretion of the Owner, the Financing Parties requests are unreasonable.

4. Insurance. Prior to mobilization and commencement of construction and without limiting Contractor's obligations under Article 9 of the Contract, Contractor shall effect and maintain during the LNTP Term at its own expense for the benefit of Owner, Contractor and Subcontractors, insurance for: (i) Contractor's Equipment; (ii) accidents to Laborers;
(iii) Motor Liability with a limit of US$1,000,000; and (iv) Marine Cargo. Contractor shall present copies of the above Insurance policies to Owner and evidence that such insurance policies are in full force and effect. The Parties agree that in no event shall Contractor's failure to obtain these insurance policies in a timely manner constitute grounds for schedule or cost relief and that in no event shall Owner be responsible for furnishing insurance to cover the Contractor during the LNTP Term.

5. Payments. Payments for Work performed during the LNTP Term shall be deducted from the respective Milestone Payment
Schedule in Exhibit E-2 of the Contract once the full Notice to Proceed is issued pursuant to Article 5.1 of the Contract. The Parties agree that the retainage required to be withheld from these payments pursuant to Article 7.2.2 of the Contract and the Contractor Tax shall be deducted from the Mobilization Payment which shall be paid after Notice to Proceed. Within seven (7) Days subsequent to the issuance of the LNTP, Owner shall send via wire transfer an advance payment in the amount of $400,000.00 and shall show proof of wire transfer to Contractor. Said payment shall represent the Work to be performed by the Contractor in the first thirty (30) Days of the LNTP Term. Each subsequent payment made to Contractor shall be due on the last day of each month that the Work is performed as set forth in the LNTP Monthly Payment Schedule attached as Exhibit B. Conditions precedent to Owner making subsequent payments include Contractor's satisfaction of the obligations to provide a Performance Guarantee and insurance during the LNTP Term as set forth in Sections 2 and 4 herein.

6. On or before the end of the LNTP Term, unless extended by mutual agreement of the Parties, the Owner shall issue the full Notice to Proceed as described under Article 5 of the Contract.

7.    This  Change  Order  No.  001  does  not  prevent  the
Contractor, or Owner, from exercising any remedies or actions provided for under the Contract.

8. This Change Order No. 001 shall constitute the entire agreement between Owner and Contractor relating to the subject matter hereof, shall operate as an amendment to the Contract, and shall be deemed to be part of the Contract.

9. Except as amended by this Change Order No. 001, all other terms and conditions of the Contract are hereby ratified and shall remain in full force and effect.

Mutually Agreed this 1st day of February, 1997 between:

OWNER                         CONTRACTOR
Bhote Koshi Power Company     China Gezhouba Construction
Private Limited               Group Corporation For Water
                              Resources and Hydropower



By:                           By:
     Ted Hollon                    Zhang Chong Jiu
                                   Chief Economist




  [EXHIBIT A -- CHART OF UPPER BHOTE KOSHI HYDROELECTRIC PROJECT
  CONSTRUCTION SCHEDULE (LIMITED NOTICE TO PROCEED)]



                                    EXHIBIT B

                     UPPER BHOTE KOSHI HYDROELECTRIC PROJECT
                            Limited Notice to Proceed
                            Monthly Payment Schedule

                                February    March     April      May
     Milestone       Value US$    1997      1997       1997      1997             Comments

Personnel             $269,500   $103,383  $126,117   $40,000        $0  Includes Contractor's
                                                                         direct costs to mobilize
                                                                         and maintain personnel

Equipment             $272,671    $42,042  $204,538   $26,091        $0  Lump sums to be paid
Mobilization                                                             monthly

Worker's Comp          $75,000    $25,000   $25,000   $25,000        $0  Lump sums to be paid
                                                                         monthly

River Crossing #1      $69,575    $69,575        $0        $0        $0  Included in advance
                                                                         payment

River Crossing #2     $253,035         $0   $84,345  $168,690        $0  Based on proportional
                                                                         quantity of Work completed
                                                                         with respect to total Work

Left Bank Access       $30,000    $30,000        $0        $0        $0  Included in advance
Road                                                                     payment

Site Leveling          $70,000         $0        $0   $70,000        $0  Based on proportional
                                                                         quantity of work completed
                                                                         with respect to total Work

Seepage Cutoff        $285,252         $0        $0  $285,252        $0  Minimum 20% Completion of
                                                                         total Work for full
                                                                         payment as shown

Slope Protection      $154,330         $0        $0  $154,330        $0  Minimum 40% Completion of
                                                                         total Work for full
                                                                         payment

Desanding Physical     $50,000         $0        $0   $50,000        $0  Lump sum monthly payment
Model

Temporary Batch        $30,000    $30,000        $0        $0        $0  Included in advance
Plant Facility                                                           payment

Design                $220,000   $100,000   $60,000   $60,000        $0  Lump sum to be paid
                                                                         monthly

Demobilization        $360,000         $0        $0        $0  $360,000  See Note 1

TOTAL               $2,139,363   $400,000  $500,000  $879,363  $360,000


    NOTE: Budget figure only; actual and reasonable costs to be paid if full NTP is not issued by May 1, 1997 for equipment and personnel demobilization.





                          EXHIBIT C

                           FORM OF
                    PERFORMANCE GUARANTEE
                FOR LIMITED NOTICE TO PROCEED


THIS GUARANTEE is given on the      day  of February, 1997.

BY

     INDUSTRIAL  AND  COMMERCIAL BANK  OF  CHINA,  SINGAPORE
     BRANCH  (the  "Guarantor") of 6 Raffles Quay  HEX12-01,
     John Hancock Tower, Singapore, 048580,

AT THE REQUEST OF

     CHINA GEZHOUBA CONSTRUCTION GROUP CORPORATION FOR WATER
     RESOURCES  & HYDROPOWER (the "Contractor")  of  No.  10
     Qinbo Road Yichang,  Hubei, China,

IN FAVOR OF

     BHOTE  KOSHI POWER COMPANY PRIVATE LIMITED, of  KHA  1-
     960, Kalimati, Tachachal, Kathmandu, Nepal, (hereafter referred to as "Owner").

WHEREAS:

(a) Pursuant to Article 6 of the Amended and Restated Contract for the Engineering, Procurement and Construction of the Project on the Bhote Koshi River in the Sindhupalchok District of Nepal (the "ContractEPC Contract") dated as of December 19, 1996 between the Owner and the Contractor; Owner and the Contractor agreed to a Change Order dated February 1, 1997, to effectuate a limited notice to proceed (the "Limited Notice to Proceed"); and

(b)  Under  the  terms  of  the Limited Notice  to  Proceed,
     Contractor agrees to provide an irrevocable, unconditional bank guarantee from a financial institution acceptable to Owner for the term of the Limited Notice to Proceed.

NOW THEREFORE, THIS GUARANTEE WITNESSETH AS FOLLOWS:

1. This Guarantee is issued at the request of the Contractor as per Exhibit C (as revised and agreed upon between the Owner and the Contractor) of the Limited Notice to Proceed, and shall take effect within seven
     (7) days of the date of the Limited Notice to Proceed, without any further action or confirmation by the Guarantor or the Contractor. This Guarantee shall be a continuing guarantee remaining in full force and effect during the entire term of the Limited Notice to Proceed. Owner shall return this Performance Guarantee to the Guarantor with instructions for cancellation within two (2) days of the expiration of the term of the Limited Notice to Proceed unless the Parties agree otherwise.

2. This is an irrevocable and unconditional guarantee issued by the Guarantor, whereby the Guarantor shall assume the liability of a primary obligor, and not merely  as  guarantor under an ordinary guarantee,  and
     shall be jointly and severally liable with the Contractor to the Owner for US $500,000.00 (the United States Dollars five hundred thousand) (the "Guaranteed Amount").

3. Under this Guarantee, the Owner is hereby granted with absolute and unconditional rights, to draw on this Performance Guarantee, in the event that the Contractor fails to perform its obligations under the ContractEPC Contract or the Limited Notice to Proceed. The Owner shall be entitled to issue a written demand to the Guarantor for payment up to an aggregate amount not to exceed the Guaranteed Amount. Such written demand shall (i) state that the Contractor has failed to perform its obligations under the ContractEPC Contract or the Limited Notice to Proceed and, (ii) bear the original hand-written signatures of two (2) purportedly authorized officers of the Owner in conformance with the specimen signatures of such officers (which may be replaced or re-designated from time-to-time by the Owner upon written notice to the Guarantor). The Guarantor shall not require that such written demand be accompanied by any documents from any third parties.

 4. Under this Guarantee, the Guarantor is hereby committed to honor such written demand from the Owner for payment immediately upon presentation. The payment by the Guarantor hereunder shall be made in US Dollars. The Guarantor shall neither require the Owner to exercise its recourse against the Contractor first, nor require the Owner to exhaust its remedies against the Contractor first, and shall not set such requirements as a precondition of the Guarantor to effect its payment under this Guarantee. In particular, the Guarantor shall not raise any contractual defense by the Contractor under the ContractEPC Contract, but shall honor its obligations hereunder as an indebtedness independent of the ContractEPC Contract or any obligations of the Contractor thereunder.

5.   This   Guarantee  is  not  assignable  by  either   the
     Guarantor  or  the  Owner.   This  Guarantee  shall  be
     binding on the Guarantor and its successors and shall inure to the benefit of the Owner.

6. The obligations of the Guarantor hereunder shall not be discharged by (i) any time, grace, indulgence, waiver or consent at any time given to the Contractor, (ii) any amendment to any clause of the ContractEPC Contract, provided that any amendment to the ContractEPC Contract which involves the Guarantor's assuming greater obligation for the Guaranteed Amount (with the exception of any increase of such amount pursuant to Article 6 in the case of change orders) will require the prior written consent of the
     Guarantor,   (iii)  any  failure  or   delay   in   the
     enforcement or release of any rights of or under the ContractEPC Contract limiting any other provisions of this Guarantee, the Guarantor acknowledges and agrees that it will remain liable hereunder notwithstanding that the Contractor may cease to exist or for any other reason the Owner may no longer be able to deal with the Contractor.

7. The Guarantor hereby represents and warrants to the Owner as follows:

          (a) The Guarantor is a state-owned bank duly organized and validly existing under the laws of Singapore and has full power, authority and legal capacity to execute and deliver this Guarantee and to assume and perform the obligations provided for herein;

          (b)   The Guarantor has taken all appropriate  and
          necessary   legal   actions   to   authorize   the
          execution,  delivery  and  performance   of   this
          Guarantee;

          (c) This Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms;

          (d) The obligations of the Guarantor hereunder rank and will rank at least pari passu in priority of payment and in all other respects with all other unsecured indebtedness of the Guarantor; and

          (e) The Guarantor shall supply to the Owner, upon request, copies of the annual financial statements of the Guarantor.

8. This Bank Guarantee is a commercial act of the Guarantor in relation to a commercial transaction and all obligations of the Guarantor arising under this Guarantee are commercial in nature. The Guarantor hereby irrevocably agrees not to raise any claim of immunity (if any) from suit, attachment or execution in respect of any claims which may be made against it at any time concerning its obligations under this Bank Guarantee.

9. Any demand from the Owner to the Guarantor for payment must be in written form, in the English language delivered to the Guarantor at the following address (or any new address designated by the Guarantor in writing duly notified to the Owner in future) in the following manner.

          (a)  Method of delivery: (i) personally delivered,
          (ii) transmitted by postage prepaid registered mail (airmail if international), (iii) transmitted by internationally recognized courier service; or
          (iv) transmitted by telex or facsimile (with postage prepaid mail confirmation).

          (b)  Address of the Guarantor:

               6 Raffles Quay, HEX- 01
               John Hancock Tower
               Singapore  048580
               Telephone No.: 0065-5382780
               Fax No.: 0065-5381370
               Attn.:    Ms. Wu Xinyu

10. This Guarantee shall be governed by and construed in accordance with Singapore Law.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guarantee by its duly authorized officer the day and year first above-written.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA

By:
Name:
Title: